EXHIBIT 99

Hyster-Yale Materials Handling, Inc.
(in millions of $, except percentage data)

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	834.8	856.2	766.0	834.8	3,291.8	2019	5.9%	11.8%	-2.3%	-0.7%	3.5%
2020	785.7	654.4	652.4	719.6	2,812.1	2020	-5.9%	-23.6%	-14.8%	-13.8%	-14.6%
2021	732.2	765.6	748.2	829.7	3,075.7	2021	-6.8%	17.0%	14.7%	15.3%	9.4%
2022	827.6	895.4	840.1	985.2	3,548.3	2022	13.0%	17.0%	12.3%	18.7%	15.4%
2023	999.3	1,090.6	1,001.2	1,027.2	4,118.3	2023	20.7%	21.8%	19.2%	4.3%	16.1%

	Gross Profit (6)						Gross Profit % (6)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	126.2	139.4	135.0	141.2	541.8	2019	15.1%	16.3%	17.6%	16.9%	16.5%
2020	136.7	103.6	103.4	121.7	465.4	2020	17.4%	15.8%	15.8%	16.9%	16.5%
2021	118.4	116.4	65.1	63.5	363.4	2021	16.2%	15.2%	8.7%	7.7%	11.8%
2022	101.2	99.1	86.9	146.7	433.9	2022	12.2%	11.1%	10.3%	14.9%	12.2%
2023	174.4	197.9	203.6	209.7	785.6	2023	17.5%	18.1%	20.3%	20.4%	19.1%

	Operating Expenses (6)(7)(8)						Operating Expenses as a % of Revenue (6)(7)(8)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	122.8	116.5	115.5	133.1	487.9	2019	14.7%	13.6%	15.1%	15.9%	14.8%
2020	116.5	94.9	96.1	108.0	415.5	2020	14.8%	14.5%	14.7%	15.0%	14.8%
2021	115.3	110.5	119.4	170.5	515.7	2021	15.7%	14.4%	16.0%	20.5%	16.8%
2022	119.5	114.8	111.8	126.9	473.0	2022	14.4%	12.8%	13.3%	12.9%	13.3%
2023	131.8	139.1	145.0	161.0	576.9	2023	13.2%	12.8%	14.5%	15.7%	14.0%

	Operating Profit (Loss) (6)(7)(8)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	3.4	22.9	19.5	8.1	53.9	2019	0.4%	2.7%	2.5%	1.0%	1.6%
2020	20.2	8.7	7.3	13.7	49.9	2020	2.6%	1.3%	1.1%	1.9%	1.8%
2021	3.1	5.9	(54.3)	(107.0)	(152.3)	2021	0.4%	0.8%	-7.3%	-12.9%	-5.0%
2022	(18.3)	(15.7)	(24.9)	19.8	(39.1)	2022	-2.2%	-1.8%	-3.0%	2.0%	-1.1%
2023	42.6	58.8	58.6	48.7	208.7	2023	4.3%	5.4%	5.9%	4.7%	5.1%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2019	4.1	4.7	5.1	4.1	18.0
2020	3.8	3.0	2.7	2.8	12.3
2021	2.7	3.7	4.0	4.5	14.9
2022	4.9	5.9	7.3	9.2	27.3
2023	9.6	7.8	8.9	8.4	34.7

	Income (Loss) Before Taxes						Effective Income Tax Rate (9)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	4.7	21.3	18.0	3.9	47.9	2019	31.9%	20.7%	27.2%	12.8%	23.6%
2020	19.7	1.7	6.4	14.4	42.2	2020	20.8%	n.m.	10.9%	8.3%	8.8%
2021	8.5	(0.1)	(56.3)	(107.0)	(154.9)	2021	28.2%	n.m.	-36.4%	-7.3%	-18.3%
2022	(21.3)	(21.8)	(32.4)	13.1	(62.4)	2022	-13.6%	14.2%	-13.0%	39.7%	-14.7%
2023	35.9	50.8	52.6	41.7	181.0	2023	24.2%	23.6%	30.8%	38.4%	29.2%

Hyster-Yale Materials Handling, Inc.
(in millions of $, except percentage data)

	Net Income (Loss) Attributable to Stockholders (9)
	Q1	Q2	Q3	Q4	FY
2019	3.4	16.2	12.8	3.4	35.8
2020	15.3	3.6	5.1	13.1	37.1
2021	5.6	1.9	(77.2)	(103.3)	(173.0)
2022	(25.0)	(19.4)	(37.3)	7.6	(74.1)
2023	26.6	38.3	35.8	25.2	125.9

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2019	11.2	10.8	10.3	11.0	43.3
2020	10.4	10.4	11.0	11.1	42.9
2021	11.7	11.6	11.4	11.5	46.2
2022	11.1	11.0	10.9	10.4	43.4
2023	11.2	11.3	11.3	11.3	45.1

	Net Working Capital (1)						Net Working Capital as % of Revenue (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	594.3	679.7	643.0	611.1	611.1	2019	18.4%	20.5%	19.5%	18.6%	18.6%
2020	595.7	577.4	517.5	493.4	493.4	2020	18.4%	19.0%	17.7%	17.5%	17.5%
2021	539.7	645.9	692.4	697.0	697.0	2021	19.6%	22.8%	23.3%	22.7%	22.7%
2022	704.7	751.9	686.2	715.7	715.7	2022	22.2%	22.8%	20.2%	20.2%	20.2%
2023	763.0	809.0	777.8	783.0	783.0	2023	20.5%	20.7%	19.1%	19.0%	19.0%

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2019	8.6	9.8	13.0	18.3	49.7
2020	17.6	12.3	7.3	14.5	51.7
2021	7.7	10.4	11.4	14.8	44.3
2022	9.7	5.6	4.4	9.1	28.8
2023	3.3	7.3	8.3	16.5	35.4

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2019	(22.4)	(48.5)	53.6	94.0	76.7
2020	(45.7)	33.7	88.1	90.8	166.9
2021	(47.1)	(53.6)	(91.1)	(61.7)	(253.5)
2022	59.1	(58.9)	34.1	6.3	40.6
2023	9.0	35.8	60.3	45.6	150.7

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2019	(8.0)	(9.6)	(6.9)	(17.5)	(42.0)
2020	(17.4)	(5.9)	(6.5)	(13.9)	(43.7)
2021	9.5	(8.7)	(10.9)	(14.4)	(24.5)
2022	(9.3)	(13.6)	(4.3)	(8.2)	(35.4)
2023	(5.0)	(6.9)	(7.9)	(14.7)	(34.5)

Hyster-Yale Materials Handling, Inc.
(in millions of $, except percentage data)

	Cash Flow Before Financing Activities (3)
	Q1	Q2	Q3	Q4	FY
2019	(30.4)	(58.1)	46.7	76.5	34.7
2020	(63.1)	27.8	81.6	76.9	123.2
2021	(37.6)	(62.3)	(102.0)	(76.1)	(278.0)
2022	49.8	(72.5)	29.8	(1.9)	5.2
2023	4.0	28.9	52.4	30.9	116.2

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2019	3.6	52.5	(31.1)	(76.6)	(51.6)
2020	53.1	(18.7)	(53.5)	(21.5)	(40.6)
2021	(8.0)	45.5	77.2	78.9	193.6
2022	(50.9)	84.4	(35.4)	(9.0)	(10.9)
2023	(2.5)	(26.4)	(40.2)	(31.4)	(100.5)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2019	5.2	5.2	5.3	5.3	21.0
2020	5.3	5.3	5.4	5.3	21.3
2021	5.3	5.4	5.5	5.4	21.6
2022	5.4	5.5	5.5	5.4	21.8
2023	5.6	5.5	5.6	5.6	22.3

	Total Debt						Debt to Total Capitalization (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	309.4	370.9	351.1	287.0	287.0	2019	35.9%	39.4%	39.1%	33.9%	33.9%
2020	340.1	337.7	297.7	289.2	289.2	2020	38.5%	37.5%	33.1%	30.8%	30.8%
2021	285.4	345.7	428.0	518.5	518.5	2021	31.7%	35.4%	45.6%	57.5%	57.5%
2022	479.0	580.6	545.0	552.9	552.9	2022	57.7%	72.2%	80.1%	71.1%	71.1%
2023	560.6	542.3	510.6	494.0	494.0	2023	67.3%	63.9%	61.4%	54.8%	54.8%

	Permanent Equity						Return on Equity (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	551.4	570.1	542.5	577.0	577.0	2019	4.0%	5.9%	5.5%	6.4%	6.4%
2020	542.7	563.7	602.6	651.1	651.1	2020	8.6%	6.3%	4.8%	6.3%	6.3%
2021	615.8	630.0	510.2	382.9	382.9	2021	4.6%	4.2%	-9.4%	-31.0%	-31.0%
2022	351.5	207.5	121.5	210.9	210.9	2022	-40.9%	-54.0%	-58.8%	-29.1%	-29.1%
2023	257.6	292.3	306.2	392.0	392.0	2023	-9.8%	16.1%	45.6%	43.1%	43.1%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Net working capital as a percentage of revenue is equal to net working capital divided by the previous 4 quarters revenue.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(4)	Debt to total capitalization is equal to total debt divided by total debt plus permanent equity.
(5)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(6)	During the third and fourth quarters of 2021, Nuvera reduced its inventory to its estimated net realizable value by $14.8 million and $1.3 million, respectively.
(7)	During the third quarter of 2021, Nuvera recognized a $10.0 million impairment charge of property, plant and equipment.
(8)	During the fourth quarter of 2021, JAPIC recognized a $55.6 million goodwill impairment charge, of which $11.7 million related to the non-controlling interest share.
(9)	During the third and fourth quarters of 2021, the Company recognized a valuation allowance of $38.4 million and $20.2 million, respectively, provided against deferred tax assets.

Hyster-Yale Materials Handling, Inc.
(in millions of $, except percentage data)

Non-GAAP Reconciliation of ROTCE
	2019	2020	2021	2022	2023
Average Stockholders' Equity (1)	527.8	554.5	525.5	241.9	288.9
Average Debt (1)	324.0	310.3	373.4	535.2	532.2
Average Cash (1)	(63.4)	(83.4)	(93.8)	(66.8)	(69.3)
Average Capital Employed	788.4	781.4	805.1	710.3	751.8

Net Income (Loss)	35.8	37.1	(173.0)	(74.1)	125.9
Plus: Interest Expense, Net	18.0	12.3	14.9	27.3	34.7
Less: Income Taxes on Interest Expense, Net	(4.7)	(3.2)	(3.9)	(6.8)	(8.7)
Actual Return on Capital Employed (2)	49.1	46.2	(162.0)	(53.6)	151.9
Actual Return on Capital Employed Percentage (3)	6.2%	5.9%	(20.1)%	(7.5)%	20.2%

(1)	Average stockholder's equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2)	Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2019, 2020 and 2021 and 25% for 2022 and 2023.
(3)	Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

Lift Truck Business
(in millions of $, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2019	40.2	44.1	43.4	41.2	41.2
2020	37.3	31.5	33.6	40.6	40.6
2021	60.7	84.9	98.8	105.3	105.3
2022	114.1	112.0	108.2	102.1	102.1
2023	99.2	92.8	85.3	78.4	78.4

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2019	25.7	26.3	23.5	24.8	100.3
2020	23.3	20.1	20.6	21.5	85.5
2021	22.3	22.7	23.2	26.7	94.9
2022	23.9	25.3	24.5	27.1	100.8
2023	25.2	27.7	25.7	23.6	102.2

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	534.5	537.7	505.8	545.3	2,123.3	2019	7.8%	14.0%	0.4%	5.7%	6.8%
2020	550.7	454.8	426.9	458.8	1,891.2	2020	3.0%	-15.4%	-15.6%	-15.9%	-10.9%
2021	459.7	479.1	494.3	551.5	1,984.6	2021	-16.5%	5.3%	15.8%	20.2%	4.9%
2022	557.7	596.6	571.3	679.8	2,405.4	2022	21.3%	24.5%	15.6%	23.3%	21.2%
2023	685.9	788.5	716.5	708.4	2,899.3	2023	23.0%	32.2%	25.4%	4.2%	20.5%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	190.1	202.1	161.7	197.3	751.2	2019	-3.9%	5.8%	-6.1%	-5.0%	-2.3%
2020	152.1	120.1	143.8	172.6	588.6	2020	-20.0%	-40.6%	-11.1%	-12.5%	-21.6%
2021	170.7	175.1	153.4	179.7	678.9	2021	12.2%	45.8%	6.7%	4.1%	15.3%
2022	169.7	184.8	159.4	190.3	704.2	2022	-0.6%	5.5%	3.9%	5.9%	3.7%
2023	214.9	200.6	183.9	221.1	820.5	2023	26.6%	8.5%	15.4%	16.2%	16.5%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	63.4	72.9	57.8	55.6	249.7	2019	28.1%	26.8%	-10.7%	-21.0%	3.1%
2020	44.6	48.0	48.0	52.5	193.1	2020	-29.7%	-34.2%	-17.0%	-5.6%	-22.7%
2021	60.5	65.0	56.1	52.3	233.9	2021	35.7%	35.4%	16.9%	-0.4%	21.1%
2022	51.7	64.9	65.5	67.9	250.0	2022	-14.5%	-0.2%	16.8%	29.8%	6.9%
2023	47.9	49.6	51.6	52.0	201.1	2023	-7.4%	-23.6%	-21.2%	-23.4%	-19.6%

	Revenues - Lift Truck Business						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	788.0	812.7	725.3	798.2	3,124.2	2019	6.0%	12.9%	-2.1%	0.5%	4.2%
2020	747.4	622.9	618.7	683.9	2,672.9	2020	-5.2%	-23.4%	-14.7%	-14.3%	-14.4%
2021	690.9	719.2	703.8	783.5	2,897.4	2021	-7.6%	15.5%	13.8%	14.6%	8.4%
2022	779.1	846.3	796.2	938.0	3,359.6	2022	12.8%	17.7%	13.1%	19.7%	16.0%
2023	948.7	1,038.7	952.0	981.5	3,920.9	2023	21.8%	22.7%	19.6%	4.6%	16.7%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	112.6	126.9	125.0	130.5	495.0	2019	14.3%	15.6%	17.2%	16.3%	15.8%
2020	123.5	94.8	94.3	112.2	424.8	2020	16.5%	15.2%	15.2%	16.4%	15.9%
2021	105.4	103.2	66.9	54.4	329.9	2021	15.3%	14.3%	9.5%	6.9%	11.4%
2022	85.9	81.3	74.6	129.2	371.0	2022	11.0%	9.6%	9.4%	13.8%	11.0%
2023	155.6	177.0	186.0	192.8	711.4	2023	16.4%	17.0%	19.5%	19.6%	18.1%

Lift Truck Business
(in millions of $, except percentage data)

	Operating Expenses(1)						Operating Expenses as a % of revenues(1)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	101.8	97.8	97.0	112.8	409.4	2019	12.9%	12.0%	13.4%	14.1%	13.1%
2020	95.5	77.8	78.1	87.8	339.2	2020	12.8%	12.5%	12.6%	12.8%	12.7%
2021	93.2	87.8	88.2	147.6	416.8	2021	13.5%	12.2%	12.5%	18.8%	14.4%
2022	96.6	93.0	89.8	102.0	381.4	2022	12.4%	11.0%	11.3%	10.9%	11.4%
2023	107.8	114.5	120.9	138.6	481.8	2023	11.4%	11.0%	12.7%	14.1%	12.3%

	Operating Profit (Loss)(1)						Operating Profit (Loss) %(1)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	10.8	29.1	28.0	17.7	85.6	2019	1.4%	3.6%	3.9%	2.2%	2.7%
2020	28.0	17.0	16.2	24.4	85.6	2020	3.7%	2.7%	2.6%	3.6%	3.2%
2021	12.2	15.4	(21.3)	(93.2)	(86.9)	2021	1.8%	2.1%	-3.0%	-11.9%	-3.0%
2022	(10.7)	(11.7)	(15.2)	27.2	(10.4)	2022	-1.4%	-1.4%	-1.9%	2.9%	-0.3%
2023	47.8	62.5	65.1	54.2	229.6	2023	5.0%	6.0%	6.8%	5.5%	5.9%

(1)	During the fourth quarter of 2021, JAPIC recognized a $55.6 million goodwill impairment charge, of which $11.7 million related to the non-controlling interest share.

Bolzoni
(in millions of $, except percentage data)

	Revenues						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	91.8	90.8	75.8	87.0	345.4	2019	2.6%	3.2%	-10.2%	-0.1%	-1.0%
2020	87.9	64.2	63.3	68.3	283.7	2020	-4.2%	-29.3%	-16.5%	-21.5%	-17.9%
2021	79.5	84.8	90.0	93.5	347.8	2021	-9.6%	32.1%	42.2%	36.9%	22.6%
2022	95.1	86.4	82.2	92.0	355.7	2022	19.6%	1.9%	-8.7%	-1.6%	2.3%
2023	98.6	96.6	92.8	87.3	375.3	2023	3.7%	11.8%	12.9%	-5.1%	5.5%

	Gross Profit (Loss)						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	15.6	15.5	13.0	14.0	58.1	2019	17.0%	17.1%	17.2%	16.1%	16.8%
2020	16.9	11.5	12.1	12.9	53.4	2020	19.2%	17.9%	19.1%	18.9%	18.8%
2021	16.4	15.8	15.2	14.1	61.5	2021	20.6%	18.6%	16.9%	15.1%	17.7%
2022	18.8	18.9	13.7	19.3	70.7	2022	19.8%	21.9%	16.7%	21.0%	19.9%
2023	20.7	22.6	19.5	19.4	82.2	2023	21.0%	23.4%	21.0%	22.2%	21.9%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	14.4	13.2	12.3	13.5	53.4	2019	15.7%	14.5%	16.2%	15.5%	15.5%
2020	14.2	12.0	12.0	14.2	52.4	2020	16.2%	18.7%	19.0%	20.8%	18.5%
2021	15.6	16.2	15.2	16.3	63.3	2021	19.6%	19.1%	16.9%	17.4%	18.2%
2022	16.7	15.5	15.0	17.3	64.5	2022	17.6%	17.9%	18.2%	18.8%	18.1%
2023	16.3	17.2	16.6	16.8	66.9	2023	16.5%	17.8%	17.9%	19.2%	17.8%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	1.2	2.3	0.7	0.5	4.7	2019	1.3%	2.5%	0.9%	0.6%	1.4%
2020	2.7	(0.5)	0.1	(1.3)	1.0	2020	3.1%	-0.8%	0.2%	-1.9%	0.4%
2021	0.8	(0.4)	—	(2.2)	(1.8)	2021	1.0%	-0.5%	—%	-2.4%	-0.5%
2022	2.1	3.4	(1.3)	2.0	6.2	2022	2.2%	3.9%	-1.6%	2.2%	1.7%
2023	4.4	5.4	2.9	2.6	15.3	2023	4.5%	5.6%	3.1%	3.0%	4.1%

Nuvera
(in millions of $, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2019	4.5	2.2	2.4	1.0	10.1
2020	1.4	0.7	0.7	1.1	3.9
2021	—	0.3	0.2	0.2	0.7
2022	0.6	0.3	1.2	1.3	3.4
2023	1.6	1.0	1.5	0.2	4.3

	Gross Profit (Loss) (1)
	Q1	Q2	Q3	Q4	FY
2019	(1.8)	(2.7)	(3.1)	(3.6)	(11.2)
2020	(2.6)	(3.2)	(2.7)	(3.7)	(12.2)
2021	(3.3)	(2.5)	(16.5)	(4.4)	(26.7)
2022	(1.9)	(1.6)	(2.0)	(1.7)	(7.2)
2023	(2.1)	(1.8)	(1.9)	(2.4)	(8.2)

	Operating Expenses (2)
	Q1	Q2	Q3	Q4	FY
2019	6.6	5.5	6.2	6.8	25.1
2020	6.8	5.1	6.0	6.0	23.9
2021	6.5	6.5	16.0	6.6	35.6
2022	6.2	6.3	7.0	7.6	27.1
2023	7.7	7.4	7.5	5.6	28.2

	Operating Profit (Loss) (1)(2)
	Q1	Q2	Q3	Q4	FY
2019	(8.4)	(8.2)	(9.3)	(10.4)	(36.3)
2020	(9.4)	(8.3)	(8.7)	(9.7)	(36.1)
2021	(9.8)	(9.0)	(32.5)	(11.0)	(62.3)
2022	(8.1)	(7.9)	(9.0)	(9.3)	(34.3)
2023	(9.8)	(9.2)	(9.4)	(8.0)	(36.4)

(1)	During the third and fourth quarters of 2021, Nuvera reduced its inventory to its estimated net realizable value by $14.8 million and $1.3 million, respectively.
(2)	During the third quarter of 2021, Nuvera recognized a $10.0 million impairment charge of property, plant and equipment.